Exhibit 99.1

Media Contact:

Steve Sturgeon

QLogic Corporation

858.472.5669

steve.sturgeon@qlogic.com

Investor Contact:

Jean Hu

QLogic Corporation

949.389.7579

jean.hu@qlogic.com

QLOGIC REPORTS FOURTH QUARTER

AND FISCAL YEAR 2013 RESULTS

ALISO VIEJO, Calif., May 2, 2013—QLogic Corp. (Nasdaq:QLGC), a leading supplier of high performance network infrastructure solutions, today announced its financial results for the fourth quarter and fiscal year ended March 31, 2013.

Fourth Quarter Highlights

•	Net revenue: $116.9 million

•	GAAP income from continuing operations: $29.6 million or $0.33 per diluted share

•	Non-GAAP income from continuing operations: $15.6 million or $0.17 per diluted share

•	Cash and marketable securities: $455.5 million as of March 31, 2013

Fiscal Year Highlights

•	Net revenue: $484.5 million

•	GAAP income from continuing operations: $73.6 million or $0.78 per diluted share

•	Non-GAAP income from continuing operations: $76.1 million or $0.81 per diluted share

Financial Results

Net revenue for the fourth quarter of fiscal 2013 was $116.9 million compared to $135.1 million in the same quarter last year. Revenue from Host Products was $89.6 million during the fourth quarter of fiscal 2013 compared to $105.6 million in the same quarter last year. Revenue from Network Products was $18.2 million during the fourth quarter of fiscal 2013 and increased from $16.3 million in the same quarter last year. Revenue from Silicon Products was $9.1 million during the fourth quarter of fiscal 2013 compared to $13.1 million in the same quarter last year.

Income from continuing operations on a GAAP basis for the fourth quarter of fiscal 2013 was $29.6 million, or $0.33 per diluted share, compared to $29.5 million, or $0.29 per diluted share, for the fourth quarter of fiscal 2012. Income from continuing operations on a GAAP basis for the fourth quarter of fiscal 2013 includes special income tax benefits totaling $19.3 million associated with adjustments to certain tax positions previously subject to an IRS examination and the retroactive reinstatement of the federal research tax credit. Income from continuing operations on a non-GAAP basis for the fourth quarter of fiscal 2013 was $15.6 million, or $0.17 per diluted share, compared to $34.7 million, or $0.34 per diluted share, for the fourth quarter of fiscal 2012.

Net revenue for fiscal 2013 was $484.5 million compared to $558.6 million in fiscal 2012. Income from continuing operations on a GAAP basis for fiscal 2013 was $73.6 million, or $0.78 per diluted share, compared to $119.4 million, or $1.16 per diluted share for fiscal 2012. Income from continuing operations on a non-GAAP basis for fiscal 2013 was $76.1 million, or $0.81 per diluted share, compared to $142.3 million, or $1.39 per diluted share for fiscal 2012.

“We are very pleased with our financial performance in the March quarter. We delivered revenue of $116.9 million and non-GAAP income from continuing operations per diluted share of $0.17, both at the high end of our guidance range,” said Simon Biddiscombe, president and chief executive officer, QLogic. “Despite a challenging enterprise data center spending environment, we continue to believe that the investments we have made over the last couple of years position us well to deliver future growth and shareholder value.”

QLogic uses certain non-GAAP financial measures to supplement financial statements based on GAAP. A summary of these non-GAAP financial measures and a reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure, as well as a description of the reasons that management believes that these non-GAAP financial measures provide useful information to investors and the additional purposes for which management uses these non-GAAP financial measures, is presented in the accompanying financial schedules.

QLogic’s fourth quarter fiscal 2013 conference call is scheduled for today at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time). Simon Biddiscombe, president and chief executive officer, and Jean Hu, senior vice president and chief financial officer, will host the conference call. The call is being webcast live via the Internet at http://ir.qlogic.com and www.earnings.com. Phone access to participate in the conference call is available at (888) 283-6901, pass code: 5443989.

The financial information that the company intends to discuss during the conference call will be available on the company’s website at http://ir.qlogic.com for twelve months following the conference call. A replay of the conference call will be available via webcast at http://ir.qlogic.com for twelve months.

Follow QLogic @ twitter.com/qlogic

QLogic – the Ultimate in Performance

QLogic (Nasdaq:QLGC) is a global leader and technology innovator in high performance networking, including adapters, switches and ASICs. Leading OEMs and channel partners worldwide rely on QLogic products for their data, storage and server networking solutions. For more information, visit www.qlogic.com.

Disclaimer – Forward-Looking Statements

This press release contains statements relating to future results of the company (including certain beliefs and projections regarding business and market trends and our belief that the investments we have made over the last couple of years position us well to deliver future growth and shareholder value) that are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected or implied in the forward-looking statements. The company advises readers that these potential risks and uncertainties include, but are not limited to: unfavorable economic conditions; potential fluctuations in operating results; gross margins that may vary over time; the stock price of the company may be volatile; the company’s dependence on the networking markets served; the ability to maintain and gain market or industry acceptance of the company’s products; the company’s dependence on a small number of customers; the company’s ability to compete effectively with other companies; the complexity of the company’s products; declining average unit sales prices of comparable products; the company’s dependence on sole source and limited source suppliers; the company’s dependence on relationships with certain third-party subcontractors and contract manufacturers; the ability to attract and retain key personnel; sales fluctuations arising from customer transitions to new products; seasonal fluctuations and uneven sales patterns in orders from customers; a reduction in sales efforts by current distributors; changes in the company’s tax provisions or adverse outcomes resulting from examination of its income tax returns; international economic, currency, regulatory, political and other risks; facilities of the company and its suppliers and customers are located in areas subject to natural disasters; the ability to protect proprietary rights; the ability to satisfactorily resolve any infringement claims; uncertain benefits from strategic business combinations, acquisitions and divestitures; declines in the market value of the company’s marketable securities; changes in and compliance with regulations; difficulties in transitioning to smaller geometry process technologies; the use of “open source” software in the company’s products; and security system risks, data protection breaches and cyber-attacks.

More detailed information on these and additional factors which could affect the company’s operating and financial results are described in the company’s Forms 10-K, 10-Q and other reports filed, or to be filed, with the Securities and Exchange Commission. The company urges all interested parties to read these reports to gain a better understanding of the business and other risks that the company faces. The forward-looking statements contained in this press release are made only as of the date hereof, and the company does not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

QLogic and the QLogic logo are registered trademarks of QLogic Corporation. Other trademarks and registered trademarks are the property of the companies with which they are associated.

QLOGIC CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(unaudited — in thousands, except per share amounts)

	Three Months Ended		Year Ended
	March 31, 2013	April 1, 2012	March 31, 2013	April 1, 2012
Net revenues	$116,914	$135,073	$484,538	$558,608
Cost of revenues	37,798	43,725	159,180	177,704

Gross profit	79,116	91,348	325,358	380,904

Operating expenses:
Engineering and development	40,206	34,622	156,097	138,768
Sales and marketing	20,562	19,282	78,512	77,370
General and administrative	7,948	8,479	32,899	35,299

Total operating expenses	68,716	62,383	267,508	251,437

Operating income	10,400	28,965	57,850	129,467
Interest and other income, net	1,072	1,033	4,007	3,959

Income from continuing operations before income taxes	11,472	29,998	61,857	133,426
Income tax expense (benefit)	(18,163)	479	(11,704)	13,983

Income from continuing operations	29,635	29,519	73,561	119,443

Discontinued operations:
Income (loss) from operations, net of income taxes	—	(271)	(425)	910
Gain on sale, net of income taxes	—	109,083	—	109,083

Income (loss) from discontinued operations	—	108,812	(425)	109,993

Net income	$29,635	$138,331	$73,136	$229,436

Income from continuing operations per share:
Basic	$0.33	$0.30	$0.79	$1.17
Diluted	$0.33	$0.29	$0.78	$1.16
Income (loss) from discontinued operations per share:
Basic	$—	$1.10	$(0.01)	$1.08
Diluted	$—	$1.08	$—	$1.07
Net income per share:
Basic	$0.33	$1.40	$0.78	$2.25
Diluted	$0.33	$1.37	$0.78	$2.23
Number of shares used in per share calculations:
Basic	90,684	98,977	93,560	101,766
Diluted	91,105	100,826	93,998	102,711

QLOGIC CORPORATION

RECONCILIATION OF GAAP INCOME FROM CONTINUING OPERATIONS TO

NON-GAAP INCOME FROM CONTINUING OPERATIONS

(unaudited — in thousands, except per share amounts)

	Three Months Ended		Year Ended
	March 31, 2013	April 1, 2012	March 31, 2013	April 1, 2012
GAAP income from continuing operations	$29,635	$29,519	$73,561	$119,443
Items excluded from GAAP income from continuing operations:
Stock-based compensation	7,068	7,339	30,363	31,688
Amortization of acquisition-related intangible assets	243	244	973	974
Special income tax benefits (1)	(19,338)	—	(19,338)	—
Other income tax effects	(1,978)	(2,433)	(9,422)	(9,787)

Total non-GAAP adjustments	(14,005)	5,150	2,576	22,875

Non-GAAP income from continuing operations	$15,630	$34,669	$76,137	$142,318

Income from continuing operations per diluted share:
GAAP income from continuing operations	$0.33	$0.29	$0.78	$1.16
Adjustments	(0.16)	0.05	0.03	0.23

Non-GAAP income from continuing operations	$0.17	$0.34	$0.81	$1.39

(1)	Comprised of benefits associated with adjustments to certain tax positions previously subject to an IRS examination and the retroactive reinstatement of the federal research tax credit.

Non-GAAP Financial Measures

The non-GAAP financial measures contained herein are a supplement to the corresponding financial measures prepared in accordance with generally accepted accounting principles (GAAP). The non-GAAP financial measures presented exclude the items summarized in the above table. Management believes that adjustments for these items assist investors in making comparisons of period-to-period operating results and that these items are not indicative of the company’s on-going core operating performance.

The company has presented non-GAAP income from continuing operations and non-GAAP income from continuing operations per diluted share, on a basis consistent with its historical presentation, to assist investors in understanding the company’s core income from continuing operations and core income from continuing operations per diluted share on an on-going basis. These non-GAAP financial measures may also assist investors in making comparisons of the company’s core profitability with historical periods and comparisons of the company’s core profitability with the corresponding results for competitors. Management believes that non-GAAP income from continuing operations and non-GAAP income from continuing operations per diluted share are important measures in the evaluation of the company’s profitability. These non-GAAP financial measures exclude the adjustments described in the above table, and thus provide an overall measure of the company’s on-going profitability and related profitability on a per diluted share basis.

Management uses non-GAAP income from continuing operations and non-GAAP income from continuing operations per diluted share in its evaluation of the company’s core after-tax results of operations and trends between fiscal periods and believes that these measures are important components of its internal performance measurement process. In addition, the company prepares and maintains its budgets and forecasts for future periods on a basis consistent with these non-GAAP financial measures. Management believes that providing these non-GAAP financial measures allows investors to view the company’s financial results in the way that management views the financial results.

The non-GAAP financial measures presented herein have certain limitations in that they do not reflect all of the costs associated with the operations of the company’s business as determined in accordance with GAAP. Therefore, investors should consider non-GAAP financial measures in addition to, and not as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP. The non-GAAP financial measures presented by the company may be different from the non-GAAP financial measures used by other companies.

For additional information on the items excluded from the non-GAAP financial measures and why the company believes that these non-GAAP financial measures provide useful supplemental information to investors, the company refers you to the Form 8-K regarding this release filed today with the Securities and Exchange Commission.

A summary of the non-GAAP adjustments presented in the table above by the financial statement line impacted is as follows:

(unaudited – in thousands)	Three Months Ended		Year Ended
	March 31, 2013	April 1, 2012	March 31, 2013	April 1, 2012
Non-GAAP Adjustments:
Cost of revenues:
Stock-based compensation	$533	$582	$2,372	$2,506
Amortization of acquisition-related intangible assets	243	244	973	974

Total cost of revenue adjustments	776	826	3,345	3,480

Operating expenses:
Engineering and development:
Stock-based compensation	3,140	3,251	13,584	14,199
Sales and marketing:
Stock-based compensation	1,636	1,501	6,853	6,667
General and administrative:
Stock-based compensation	1,759	2,005	7,554	8,316

Total operating expense adjustments	6,535	6,757	27,991	29,182

Total non-GAAP adjustments before income taxes	7,311	7,583	31,336	32,662

Income taxes:
Special income tax benefits	(19,338)	—	(19,338)	—
Other income tax effects	(1,978)	(2,433)	(9,422)	(9,787)

Total income tax adjustments	(21,316)	(2,433)	(28,760)	(9,787)

Total non-GAAP adjustments	$(14,005)	$5,150	$2,576	$22,875

QLOGIC CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(unaudited — in thousands)

	March 31, 2013	April 1, 2012
ASSETS
Current assets:
Cash and cash equivalents	$95,532	$164,516
Marketable securities	359,974	373,439

Total cash and marketable securities	455,506	537,955
Accounts receivable, net	66,135	76,588
Inventories	20,160	19,724
Deferred tax assets	13,036	16,780
Other current assets	24,381	35,842

Total current assets	579,218	686,889
Property and equipment, net	96,336	78,010
Goodwill	110,976	110,976
Purchased intangible assets, net	4,054	5,277
Deferred tax assets	31,992	30,558
Other assets	2,587	1,708

	$825,163	$913,418

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$29,668	$34,198
Accrued compensation	27,453	28,326
Accrued taxes	4,559	2,799
Deferred revenue	4,676	6,504
Other current liabilities	7,651	9,390

Total current liabilities	74,007	81,217
Accrued taxes	10,772	64,853
Other liabilities	6,107	7,505

Total liabilities	90,886	153,575

Stockholders’ equity:
Common stock	212	211
Additional paid-in capital	932,557	901,734
Retained earnings	1,690,337	1,617,201
Accumulated other comprehensive income	1,887	1,033
Treasury stock	(1,890,716)	(1,760,336)

Total stockholders’ equity	734,277	759,843

	$825,163	$913,418

QLOGIC CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(unaudited — in thousands)

	Year Ended
	March 31, 2013	April 1, 2012
Cash flows from operating activities:
Net income	$73,136	$229,436
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	28,630	31,641
Stock-based compensation	30,363	32,592
Deferred income taxes	(110)	(4,813)
Gain on sale of business	—	(103,509)
Other non-cash items	3,954	5,946
Changes in operating assets and liabilities:
Accounts receivable	10,635	(6,533)
Inventories	(436)	(843)
Other assets	(3,346)	361
Accounts payable	(3,555)	(4,908)
Accrued compensation	(873)	2,468
Accrued taxes, net	(37,314)	(16,265)
Other liabilities	(3,919)	590

Net cash provided by operating activities	97,165	166,163

Cash flows from investing activities:
Purchases of available-for-sale securities	(298,621)	(573,635)
Proceeds from sales and maturities of available-for-sale securities	308,947	433,644
Purchases of property and equipment	(46,765)	(32,731)
Proceeds from sale of business	—	124,969

Net cash used in investing activities	(36,439)	(47,753)

Cash flows from financing activities:
Payments for debt issuance costs	(1,076)	—
Proceeds from issuance of common stock under stock-based awards	8,250	29,961
Excess tax benefits from stock-based awards	177	708
Minimum tax withholding paid on behalf of employees for restricted stock units	(5,635)	(5,473)
Purchases of treasury stock	(131,426)	(126,870)

Net cash used in financing activities	(129,710)	(101,674)

Net increase (decrease) in cash and cash equivalents	(68,984)	16,736
Cash and cash equivalents at beginning of year	164,516	147,780

Cash and cash equivalents at end of year	$95,532	$164,516

QLOGIC CORPORATION

SUPPLEMENTAL FINANCIAL INFORMATION

(unaudited — in thousands)

Net Revenues

A summary of the company’s revenue components is as follows:

	Three Months Ended		Year Ended
	March 31, 2013	April 1, 2012	March 31, 2013	April 1, 2012
Host Products	$89,552	$105,612	$369,919	$429,820
Network Products	18,215	16,343	75,381	72,541
Silicon Products	9,147	13,118	39,238	56,247

	$116,914	$135,073	$484,538	$558,608